EXHIBIT 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of ZALICO Variable Annuity Separate Account of our report dated April 30, 2019, relating to the statutory financial statements and schedules of Zurich American Life Insurance Company, which appears in this Registration Statement. We also consent to the use in this Registration Statement of on Form N-4 of ZALICO Variable Annuity Separate Account of our report dated April 30, 2019, relating to the financial statements of the subaccounts indicated in the table below, which appears in this Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

Alger Balanced	Fidelity VIP Asset Manager
Alger Capital Appreciation	Fidelity VIP Contrafund
Alger Large Cap Growth 1-2	Fidelity VIP Equity Income
Alger Mid Cap Growth 1-2	Fidelity VIP Growth
Alger Small Cap Growth 1-2	Fidelity VIP Index 500
American Century VP Income & Growth	Fidelity VIP Index 500—SC
American Century VP Value	Franklin Mutual Global Discovery VIP Fund CL 2
DWS Bond VIP A	Franklin Mutual Shares VIP Fund CL 2
DWS Capital Growth VIP	Franklin Rising Dividends VIP Fund CL 2
DWS Capital Growth VIP B	Franklin Small Cap Value VIP Fund CL 2
DWS Core Equity VIP A	Franklin Strategic Income VIP Fund CL 2
DWS Core Equity VIP B	Franklin U.S. Government Securities VIP Fund CL 2
DWS CROCI® International VIP A	Templeton Developing Markets VIP Fund CL 2
DWS CROCI® International VIP B	Invesco V.I. Diversified Dividend Fund Series I
DWS Global Small Cap VIP A	Invesco V.I. Health Care Fund
DWS Global Equity A	Invesco V.I. Global Real Estate Fund Series I
DWS International Growth A	Invesco V.I. Managed Volatility Fund Series I
DWS International Growth B	Janus Henderson Balanced Portfolio I-S
DWS Global Income Builder VIP A	Janus Henderson Enterprise Portfolio I-S
DWS Government & Agency Securities VIP A	Janus Henderson Forty Portfolio I-S
DWS Government & Agency Securities VIP B	Janus Henderson Global Research Portfolio I-S
DWS Government Money Market VIP A	Janus Henderson Research Portfolio I-S
DWS High Income VIP A	Janus Henderson Mid Cap Value Portfolio S-S
DWS High Income VIP B	JPMorgan Insurance Trust Core Bond
DWS CROCI® US VIP A	JP Morgan Insurance Trust Intrepid MidCap
DWS CROCI® US VIP B	JP Morgan Insurance Trust Mid Cap Value
DWS Small Mid Cap Growth VIP A	JP Morgan Insurance Trust Small Cap Core
DWS Small Mid Cap Value VIP A	JP Morgan Insurance Trust US Equity
DWS Small Mid Cap Value VIP B	Oppenheimer Capital Appreciation
DWS Multisector Income VIP A	Oppenheimer Discovery Mid Cap Growth Fund S-S
DWS Equity 500 Index VIP A	Oppenheimer Global Fund S-S
DWS Equity 500 Index VIP B2	Oppenheimer Global Strategic Income VA
Dreyfus I.P. Mid Cap Stock A	Oppenheimer Main Street
Dreyfus I.P. Mid Cap Stock SC	Oppenheimer Main Street Small Cap Fund S-S
The Dreyfus Sustainable U.S. Equity Portfolio Inc. 1-S	PIMCO/PVIT International Bond (U.S. Dollar Hedged)
The Dreyfus Sustainable U.S. Equity Portfolio Inc. S-S	PIMCO Low Duration ADM
Voya Global Equity Portfolio
VY JPMorgan Emerging Markets Equity Portfolio Class I

/s/ PricewaterhouseCoopers LLP

Chicago Illinois

April 30, 2019